FSS1 P-1

                          SUPPLEMENT DATED MAY 19, 1999
                              TO THE PROSPECTUS OF
                            FRANKLIN STRATEGIC SERIES
  (FSS1- FRANKLIN BLUE CHIP FUND, FRANKLIN CALIFORNIA GROWTH FUND, AND FRANKLIN
                               MIDCAP GROWTH FUND)
               DATED SEPTEMBER 1, 1998, AS AMENDED JANUARY 1, 1999


The prospectus is amended as follows:

Under "Who Manages the Funds? - Management Teams", the section "Blue Chip Fund" is replaced with the following:

BLUE CHIP FUND: Sally Edwards Haff and Alyssa Rieder since April, 1999.

Sally Edwards Haff, CFA
Senior Vice President of Franklin Advisers, Inc.

Ms. Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. She joined the Franklin Templeton Group in 1986. Ms. Haff is a member of several securities industry-related associations.

Alyssa Rieder
Portfolio Manager of Franklin Advisers, Inc.

Ms. Rieder is a Chartered Financial Analyst level I candidate and holds a Bachelor of Arts degree in Quantitative Economics from Stanford University and an MBA from Stanford Graduate School of Business. She joined the Franklin Templeton Group in 1998. Previously, she was with T. Rowe Price, McKinsey & Company and the Office of Management and Budget.


                Please keep this supplement for future reference.